Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
In connection with the Annual Report of P.F. Chang’s on Form 10-K for the year ended January 2, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Richard L. Federico, Co-Chief Executive Officer of P.F. Chang’s China Bistro, Inc. (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ RICHARD L. FEDERICO

Richard L. Federico
February 16, 2011	Chairman and Co-Chief Executive Officer

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